UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2024

The Beachbody Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39735	85-3222090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Continental Blvd
Suite 400
El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 883-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BODI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2024, Marc Suidan, the Chief Financial Officer of The Beachbody Company, Inc. (the “Company”) informed the Company of his decision to resign from his position, effective August 15, 2024 to pursue other business opportunities. Mr. Suidan’s departure is not related to the Company’s financial or operating results or to any disagreements with the Company regarding the Company’s financial, operational, accounting, or reporting policies or practices.

Effective as of Mr. Suidan’s departure, Brad Ramberg, the Company’s Executive Vice President – Strategic Initiatives, will be appointed Interim Chief Financial Officer, will assume the responsibility of the Company’s principal financial officer and principal accounting officer and will directly supervise and manage the Company’s accounting team.

Mr. Ramberg joined the Company in 2006 as the Company’s Chief Financial Officer and served in that position for eight years until 2014, then serving as the Company’s Executive Vice President – Strategic Initiatives since such time. Prior to joining the Company, Mr. Ramberg served as Chief Financial Officer of Idealab, a leading technology incubator, as well as Chief Financial Officer of the public entity Ticketmaster Online Citysearch. Mr. Ramberg obtained a Bachelor’s Degree from Brown University and a Master’s of Business Administration from Harvard Business School.

There are no arrangements or understandings between Mr. Ramberg and any other persons pursuant to which Mr. Ramberg was appointed. Mr. Ramberg does not have any family relationships with any of the Company’s directors or executive officers. Mr. Ramberg does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Beachbody Company, Inc.

Date: July 12, 2024	By:	/s/ Jonathan Gelfand
Jonathan Gelfand
Executive Vice President, Business & Legal
Affairs, Corporate Secretary